NATIXIS FUNDS

Supplement dated June 13, 2022 to the Statutory Prospectus, dated June 1, 2022, as may be revised or supplemented from time to time, for the following Funds:

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund® Natixis Sustainable Future 2065 Fund®

(each a “Fund” and together the “Funds”)

Effective immediately, the second paragraph of the Loomis Sayles Core Fixed Income Segment description is amended and restated under the heading “Fixed Income” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

In deciding which securities to buy or sell, Loomis Sayles may consider a number of factors related to the bond issue and the current market, including, for example, the financial strength of the issuer, financially material ESG considerations which impact Loomis Sayles credit opinion like carbon intensity, energy management, toxic emissions, and board independence, current interest rates and valuations, the stability and volatility of a country’s bond markets and expectations regarding general trends in interest rates and currency considerations. ESG considerations are inherently part of the fixed income research process, as Loomis Sayles generally takes a long-term view in seeking value and believes that ESG considerations contribute to the goal of delivering strong long-term risk-adjusted returns. Loomis Sayles conducts proprietary fixed income credit and sovereign ESG research, focusing on material ESG issues and incorporating climate change considerations, all of which are integrated into the firm’s proprietary fixed income valuation tool. Loomis Sayles also considers how purchasing or selling a bond would impact the segment’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The portfolio managers may engage in active and frequent trading of portfolio securities in managing the segment. The segment typically maintains an average portfolio duration that is within one year of the average duration of the Aggregate Bond Index, although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when Loomis Sayles believes it to be appropriate in light of the segment’s investment objective. As of December 31, 2021, the average duration of the Aggregate Bond Index was 6.73 years.